UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 22, 2013

CALIX, INC.
(Exact name of Registrant as specified in its charter)

Delaware	001-34674	68-0438710
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

1035 N. McDowell Boulevard, Petaluma, California		94954
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (707) 766-3000
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
At the Annual Meeting of Stockholders of Calix, Inc. on May 22, 2013, the stockholders approved the following proposals, casting their votes as follows:

Proposal 1: To elect three directors to the Calix Board of Directors to serve until the 2016 annual meeting of stockholders or until their successors are elected:

Nominee	For	Withheld	Broker Non-Votes
Michael Everett	34,233,481	107,044	7,720,099
Adam Grosser	34,243,608	96,917	7,720,099
Don Listwin	34,233,376	107,149	7,720,099
Proposal 2: To approve, on a non-binding, advisory basis, the compensation of Calix's named executive officers:

For	Against	Abstained	Broker Non-Votes
33,060,635	362,258	917,632	7,720,099
Proposal 3: To ratify the selection of Ernst & Young LLP as Calix's independent registered public accounting firm for the fiscal year ending December 31, 2013:

For	Against	Abstained
41,222,221	370,196	468,207

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 24, 2013	CALIX, INC.

	By:	/s/ Michael Ashby
Michael Ashby
Chief Financial Officer